UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of report (Date of earliest event reported): July 15, 2019

POWER REIT

(Exact name of registrant as specified in its charter)

Maryland

(State or other jurisdiction of incorporation)

001-36312

(Commission File Number)

45-3116572

(IRS Employer Identification No.)

301 Winding Road

Old Bethpage, NY 11804

(Address of principal executive offices and Zip Code)

Registrant’s telephone number, including area code: (212) 750-0371

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[ ]	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ]	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ]	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ]	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act: None

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company [  ]

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. [  ]

Item 1.01. Entry into a Material Definitive Agreement.

On July 12, 2019, Power REIT (the “Trust”) acquired two properties located in southern Colorado (the “Properties”) through a newly formed wholly owned subsidiary of a newly formed wholly owned subsidiary of the Trust (the “PropCo”). Propco has entered into two cross-collateralized and cross-defaulted triple-net leases (the “Leases”) with JAB Industries Ltd. (“Tenant”) for the Properties. The Leases provide that Tenant is responsible for paying all expenses related to the Properties, including maintenance expenses, insurance and taxes. The term of each of the Leases is 20 years and provides two options to extend for additional five-year periods. The Leases also have financial guarantees from affiliates of the Tenant. The Tenant intends to operate the Properties as licensed cannabis cultivation and processing facilities.

The rent for each of the Leases is structured whereby after a six-month free-rent period, the rental payments provide Power REIT a full return of invested capital over the next three years in equal monthly payments. After the 42nd month, rent is structured to provide a 12.5% return on the original invested capital amount which will increase at a 3% rate per annum. At any time after year six, if cannabis is legalized at the federal level, the rent will be readjusted down to an amount equal to a 9% return on the original invested capital amount and will increase at a 3% rate per annum based on a starting date of the start of year seven.

The Tenant for each of the Leases is an affiliate of a company that owns and operates two indoor cannabis cultivation facilities and five dispensary locations in the State of Colorado along with several other cannabis related projects under development. The Leases require the Tenant to maintain a medical cannabis license and operate in accordance with all Colorado and state and local regulations with respect to its operations. The Leases prohibit the retail sale of cannabis and cannabis-infused products from the Properties.

The foregoing descriptions of the Leases does not purport to be complete and are qualified in their entirety by reference to the complete text of the Leases, copies of which are attached hereto as Exhibit 10.1 and 10.2 , and is incorporated into this Current Report on Form 8-K by reference.

Item 2.01 Completion of Acquisition or Disposition of Assets.

On July 12, 2019, the Trust, through PropCo, completed the acquisition of the Properties. One property was acquired for $1,075,000 and is 2.11 acres and has an existing greenhouse and processing facility totaling 12,996 square feet. The other property was acquired for $695,000 and is 5.2 acres and has an existing greenhouse and processing facility totaling 5,616 square feet. The total combined purchase price of $1,770,000 plus acquisition expenses was paid with existing working capital.

Item 7.01 Regulation FD Disclosure.

On July 15, 2019, the Trust issued a press release regarding an expanded focus for acquisitions related to Controlled Environment Agriculture and the acquisition of the Properties. A copy of the press release is attached hereto as Exhibit 99.1. The information contained in Item 7.01 of this report, including Exhibit 99.1, is being furnished and shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended, or otherwise subject to the liabilities of that section. Such information shall not be incorporated by reference into any filing of the Trust, whether made before or after the date hereof, regardless of any general incorporation language in such filing.

Item 8.01 Other Events.

In connection with the Trust’s acquisition of the Properties, the Trust is updating and adding the following risk factors to supplement those risks previously disclosed in the Trust’s periodic reports filed with the Securities and Exchange Commission, including its Annual Report on Form 10-K for the year ended December 31, 2018.

Risks Related to Regulation

Our business activities, and the business activities of our cannabis tenant, while believed to be compliant with applicable U.S. state and local laws, are currently illegal under U.S. federal law.

While certain states in the U.S. have legalized “medical cannabis,” “adult-use cannabis” or both, medical and adult-use cannabis remains illegal under federal law. The U.S. Controlled Substances Act (the “CSA”) classifies “marijuana” as a Schedule I drug. Under U.S. federal law, a drug or other substance is placed on Schedule I if:

●	“[t]he drug or other substance has a high potential for abuse”;

●	“[t]he drug or other substance has no accepted medical use in the United States”; and

●	“[t]here is a lack of safety for the use of the drug or other substance under medical supervision.”

As such, cannabis-related business activities, including, without limitation, the cultivation, manufacture, importation, possession, use or distribution of cannabis, remains illegal under U.S. federal law. Although we believe our cannabis-related activities are compliant with the laws and regulations of the State of Colorado, strict compliance with state and local rules and regulations with respect to cannabis neither absolves us of liability under U.S. federal law, nor provides a defense to any proceeding that may be brought against us under U.S. federal law. Furthermore, we cannot give any assurance that our cannabis tenant, JAB Industries Ltd., and any future cannabis tenants, are currently operating, and will continue to operate, in strict compliance with state and local rules and regulations in which they operate. Any proceeding that may be brought against us could have a material adverse effect on our business, financial condition and results of operations.

Violations of any U.S. federal laws and regulations could result in significant fines, penalties, administrative sanctions, convictions or settlements, arising from either civil or criminal proceedings brought by either the U.S. federal government or private citizens, including, but not limited to, property seizures, disgorgement of profits, cessation of business activities or divestiture. Such fines, penalties, administrative sanctions, convictions or settlements could have a material adverse effect on us, including, but not limited to:

●	our reputation and our ability to conduct business and/or maintain our current business relationships;

●	the listing of our securities on the NYSE American (the “NYSE”); and

●	the market price of our common shares.

We cannot assure you that our common shares will remain listed on the NYSE.

Our common shares are currently listed on the NYSE. To our knowledge, the NYSE has not approved for listing any U.S.-based companies engaged in cannabis-related activities, other than Innovative Industrial Properties, Inc. (NYSE:IIPR), a cannabis-focused real estate investment trust listed in late 2016 just prior to the nomination of former Attorney General Sessions. Although we currently meet the maintenance listing standards of the NYSE, we cannot assure you that we will continue to meet those standards, or that the NYSE will not seek to delist our common stock as a result of our entry into a lease agreement with a licensed U.S. cannabis cultivator. If we are delisted from the NYSE, then our common shares will trade, if at all, only on the over-the-counter market, such as the OTCQB or OTCQX trading platforms, and then only if one or more registered broker-dealer market makers comply with quotation requirements. Any potential delisting of our common shares from the NYSE could, among other things, depress our share price, substantially limit liquidity of our common shares and materially adversely affect our ability to raise capital on terms acceptable to us, or at all.

The U.S. federal government’s approach towards cannabis laws may be subject to change or may not proceed as previously outlined.

In an effort to provide guidance to U.S. federal law enforcement, under former President Barak Obama, the U.S. Department of Justice (the “DOJ”), released a memorandum on August 29, 2013 entitled “Guidance Regarding Marijuana Enforcement” from former Deputy Attorney General James Cole (the “Cole Memorandum”). The Cole Memorandum sought to limit the use of the U.S. federal government’s prosecutorial resources by providing United States attorneys (“U.S. Attorneys”) with certain priorities (the “Cole Priorities”) on which to focus their attention in states that have established cannabis programs with regulatory enforcement systems. U.S. Attorneys were required to adhere to the Cole Priorities until the rescission of the Cole Memorandum in January 2018.

While the rescission of the Cole Memorandum did not create a change in U.S. federal law, as the Cole Memorandum was policy guidance and not law, the revocation removed the DOJ’s guidance to U.S. Attorneys that state-regulated cannabis industries substantively in compliance with the Cole Memorandum’s guidelines should not be a prosecutorial priority. Accordingly, the rescission added to the uncertainty of U.S. federal enforcement of the CSA in states where cannabis use is regulated. Pursuant to his rescission of the Cole Memorandum, former Attorney General Jeffrey B. Sessions also issued a one-page memorandum known as the “Sessions Memorandum.” According to the Sessions Memorandum, the Cole Memorandum was “unnecessary” due to existing general enforcement guidance adopted in the 1980s, as set forth in the U.S. Attorney’s Manual (the “USAM”). The USAM enforcement priorities, like those of the Cole Memorandum, are also based on the U.S. federal government’s limited resources, and include “law enforcement priorities set by the Attorney General,” the “seriousness” of the alleged crimes, the “deterrent effect of criminal prosecution,” and “the cumulative impact of particular crimes on the community.” To date, U.S. Attorney General William Barr has not issued statements or guidance in his official capacity since becoming Attorney General with respect to the medical or adult-use of cannabis, although in his confirmation hearings he indicated that he believed that rescinding the Cole Memorandum was a mistake.

The United States House of Representatives passed an amendment to the Commerce, Justice, Science, and Related Agencies Appropriations Bill (currently known as the “Joyce Amendment” and formerly known as the “Rohrabacher-Blumenauer Amendment”), which funds the DOJ. Under the Joyce Amendment, the DOJ is prohibited from using federal funds to prevent states “from implementing their own State laws that authorize the use, distribution, possession, or cultivation of medical marijuana.” In particular, the Joyce Amendment only prohibits the use of federal funds to prosecute individuals and businesses operating cannabis companies in compliance with state laws regulating the medical use of cannabis and does not apply to adult-use cannabis operations. The Joyce Amendment must be renewed each federal fiscal year and was subsequently renewed by the U.S. Congress (“Congress”) through September 30, 2019. There can be no assurance that Congress will further renew the Joyce Amendment for the 2020 fiscal year.

The U.S. federal government’s approach towards cannabis and cannabis-related activities remains uncertain. If the Joyce Amendment is not renewed in the future, and/or until the U.S. federal government amends the laws and its enforcement policies with respect to cannabis, there is a risk that the DOJ and other U.S. federal agencies may utilize U.S. federal funds to enforce the CSA in states with a medical and adult-use cannabis program, which could have a material adverse effect on our current and future cannabis tenants.

Furthermore, while we have acquired and may acquire additional cannabis facilities with the intent to lease those facilities for the cultivation and processing of medical-use cannabis facilities, our lease agreements do not prohibit our cannabis tenant from cultivating and processing cannabis for adult use, provided that such tenant complies with all applicable state and local rules and regulations. Certain of our tenants may opt to cultivate adult-use cannabis in our medical-use cannabis facilities, which may in turn subject our cannabis tenant, us and our properties to federal enforcement actions.

Laws, regulations and the policies with respect to the enforcement of such laws and regulations affecting the cannabis industry in the United States are constantly changing, and we cannot predict the impact that future regulations may have on us.

Medical and adult-use cannabis laws and regulations in the United States are complex, broad in scope, and subject to evolving interpretations. As a result, compliance with such laws and regulations could require us to incur substantial costs or alter certain aspects of our business. Violations of these laws, or allegations of such violations, could disrupt certain aspects of our business plan and may have a material adverse effect on certain aspects of our planned operations. Further, regulations may be enacted in the future that will be directly applicable to certain aspects of our cannabis-related activities. We cannot predict the nature of any future laws, regulations, interpretations or applications, especially in the United States, nor can we determine what effect additional governmental regulations or administrative policies and procedures, when and if promulgated, could have on our business.

Currently, there are 33 states plus the District of Columbia and certain U.S. territories that have laws and/or regulations that recognize, in one form or another, consumer use of cannabis in connection with medical treatment. Of those, 11 states plus the District of Columbia and certain U.S. territories have laws and/or regulations that permit the adult-use of cannabis. As cannabis is classified as a Schedule I substance under the CSA, U.S. federal laws and regulations prohibit a range of activities regarding cannabis. Unless and until Congress amends the CSA with respect to cannabis (the timing and scope of which is not assured and hard to predict), there is a risk that governmental authorities in the United States may enforce current U.S. federal law, and we may, through our business activities, be deemed to be operating in direct violation of U.S. federal law. Accordingly, active enforcement of the current U.S. federal regulatory position on cannabis could have a material adverse effect on us. The risk of strict enforcement of the CSA in light of Congressional activity, judicial holdings, and stated policy remains uncertain, and any regulations prohibiting the use of cannabis, or prohibiting cannabis-related activities, could have an adverse effect on our business, financial condition and results of operations.

In addition, relevant state or local rules and regulations may be amended or repealed, or new rules and regulations may be enacted in the future to eliminate prohibiting the cultivation, processing and dispensing of cannabis. If our current cannabis tenant, or any future cannabis tenants, are forced to cease operations, we would be required to replace such tenant with one that is not engaged in the cannabis industry, who may pay significantly lower rents. Any changes in state or local laws that reduce or eliminate the ability to cultivate and produce cannabis would likely result in a high vacancy rate for the kinds of properties that we seek to acquire, which would depress our lease rates and property values. In addition, we would realize an economic loss on any and all improvements made to properties that were to be used in connection with cannabis cultivation and processing.

We may be subject to anti-money laundering laws and regulations in the United States.

Financial transactions involving proceeds generated by cannabis-related activities can form the basis for prosecution under the U.S. money laundering, financial recordkeeping and proceeds of crime, including the U.S. Currency and Foreign Transactions Reporting Act of 1970 (the “Bank Secrecy Act”), as amended by Title III of the Uniting and Strengthening America by Providing Appropriate Tools Required to Intercept and Obstruct Terrorism Act of 2001.

The Financial Crimes Enforcement Network (“FinCEN”), a bureau within the U.S. Department of the Treasury primarily charged with administering and enforcing the Bank Secrecy Act, previously issued a memorandum providing instructions to banks seeking to provide services to cannabis-related businesses (the “FinCEN Memorandum”). The FinCEN Memorandum states that in some circumstances, it is permissible for banks to provide services to cannabis-related businesses without risking prosecution for violation of U.S. federal money laundering laws, and explicitly refers to the Cole Priorities. As discussed above, the Cole Memorandum was rescinded in January 2018 and the decision to prosecute was left to the discretion of each U.S. Attorney in each district. As a result, it is unclear at this time whether the current administration will follow the guidelines of the FinCEN Memorandum and whether Attorney General Barr will reinstate the Cole Priorities, adopt a different enforcement policy or take no action at all. Treasury Secretary Steven Mnuchin did state, following rescission of the Cole Memorandum, that the FinCEN Memorandum remains in place. If any of our investments, or any proceeds thereof, any dividends or distributions therefrom, or any profits or revenues accruing from such investments in the United States were found to be in violation of anti-money laundering laws or otherwise, such transactions may be viewed as proceeds of crime, including under one or more of the statutes discussed above. Any property, real or personal, and its proceeds, involved in or traceable to such a crime is subject to seizure by and forfeiture to governmental authorities. Any such seizure, forfeiture or other action by law enforcement regarding our assets could restrict or otherwise jeopardize our ability to declare or pay dividends or effect other distributions, and could have a material adverse effect on our business, financial condition and results of operations.

Litigation, complaints, enforcement actions and governmental inquiries could have a material adverse effect on our business, financial condition and results of operations.

Our participation in the cannabis industry may lead to litigation, formal or informal complaints, enforcement actions and governmental inquiries. Litigation, complaints, enforcement actions and governmental inquiries could consume considerable amounts of our financial and other resources, which could have a material adverse effect on our sales, revenue, profitability, and growth prospects.

Litigation, complaints, enforcement actions and governmental inquiries could result from cannabis-related activities in violation of federal law, including, but not limited to, the Racketeer Influenced Corrupt Organizations Act (“RICO”). RICO is a U.S. federal statute providing criminal penalties in addition to a civil cause of action for acts performed as part of an ongoing criminal organization. Under RICO, it is unlawful for any person who has received income derived from a pattern of racketeering activity, to use or invest any of that income in the acquisition of any interest, or the establishment or operation of, any enterprise that is engaged in interstate commerce. RICO also authorizes private parties whose properties or businesses are harmed by such patterns of racketeering activity to initiate a civil action against the individuals involved. Recently, a number of RICO lawsuits have been brought by neighbors of state-licensed cannabis farms, who allege they are bothered by noise and odor associated with cannabis production, which has also led to decreased property values. By alleging that the smell of cannabis interferes with the enjoyment of their property and drives down their property value, plaintiffs in these cases have effectively elevated common law nuisance claims into federal RICO lawsuits. These lawsuits have named not only the cannabis operator, but also supply chain partners and vendors that do not directly handle or otherwise “touch” cannabis. To our knowledge, none of these cases has been entirely dismissed at the pleadings stage, and we cannot be certain how the courts will rule on cannabis-related RICO lawsuits in the future. If a property owner were to assert such a claim against us, we may be required to devote significant resources and costs to defending ourselves against such a claim, and if a property owner were to be successful on such a claim, our cannabis tenant may be unable to continue to operate its business in its current form at the property, which could materially adversely impact such tenant’s business and the value of our property, our business and, financial condition and results of operations.

Further, from time to time in the normal course of our business operations, we, or any of our subsidiaries, may become subject to litigation, complaints, enforcement actions and governmental inquiries that may result in liability material to our financial statements as a whole or may negatively affect our operating results if changes to our business operations are required. The cost to defend such litigation, complaints, actions or inquiries may be significant and may require a diversion of our resources. There also may be adverse publicity associated with such litigation, complaints, actions or inquiries that could negatively affect customer perception of our business, regardless of whether the allegations are valid or whether we are ultimately found liable. Insurance may not be available at all or in sufficient amounts to cover any liabilities with respect to these or other matters. A judgment or other liability in excess of our insurance coverage for any claims could have a material adverse effect on our business, financial condition and results of operations.

We and our cannabis tenant may have difficulty accessing the service of banks, which may make it difficult for us and for them to operate.

Financial transactions involving proceeds generated by cannabis-related activities can form the basis for prosecution under the U.S. federal anti-money laundering statutes, unlicensed money transmitter statutes and the Bank Secrecy Act. As noted above, guidance issued by FinCEN clarifies how financial institutions can provide services to cannabis-related businesses consistent with their obligations under the Bank Secrecy Act. Furthermore, since the rescission by U.S. Attorney General Jefferson B. Sessions on January 4, 2018 of the Cole Memorandum, U.S. federal prosecutors have had greater discretion when determining whether to charge institutions or individuals with any of the financial crimes described above based upon cannabis-related activity. As a result, given these risks and their own related disclosure requirements, despite the guidance provided in the FinCEN Memorandum, most banks remain hesitant to offer banking services to cannabis-related businesses. Consequently, those businesses involved in the cannabis industry continue to encounter difficulty establishing or maintaining banking relationships.

While we do not presently have challenges with our banking relationships, should we have an inability to maintain our current bank accounts, or the inability of our cannabis tenants to maintain their current banking relationships, it would be difficult for us to operate our business, may increase our operating costs, could pose additional operational, logistical and security challenges and could result in our inability to implement our business plan.

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits.

Exhibit	Description of Exhibit

10.1	Lease Agreement, dated as of July 12, 2019 related to Maverick Lot 1

10.2	Lease Agreement, dated as of July 12, 2019 related to Tamarack Lot 18

99.1	Power REIT Press Release issued on July 15, 2019.

Forward-Looking Statements

Some of the information in this press release contains forward-looking statements and within the meaning of Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended. When used in this press release, words such as “believe,” “expect,” “anticipate,” “estimate,” “plan,” “continue,” “intend,” “should,” “may,” “target,” or similar expressions, are intended to identify such forward-looking statements. Forward-looking statements are subject to significant risks and uncertainties. Investors are cautioned against placing undue reliance on such statements. Actual results may differ materially from those set forth in the forward-looking statements. Factors that could cause actual results to differ materially from those described in the forward-looking statements include those discussed under the caption “Risk Factors” included in our Annual Report on Form 10-K for our fiscal year ended December 31, 2018, which was filed with the U.S. Securities and Exchange Commission (“SEC”), as well as in other reports that we file with the SEC.

Forward-looking statements are based on beliefs, assumptions and expectations as of the date of this press release. We disclaim any obligation to publicly release the results of any revisions to these forward-looking statements reflecting new estimates, events or circumstances after the date of this press release.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: July 15, 2019	POWER REIT

	By	/s/ David H. Lesser
David H. Lesser
Chairman of the Board and Chief Executive Officer

Exhibit	Description of Exhibit

10.1	Lease Agreement, dated as of July 12, 2019 related to Maverick Lot 1

10.2	Lease Agreement, dated as of July 12, 2019 related to Tamarack Lot 18

99.1	Power REIT Press Release issued on July 15, 2019.